SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2002

HILLENBRAND INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

700 State Route 46 East Batesville, Indiana (Address of principal executive offices)	47006-8835 (Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

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SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release dated September 27, 2002

Item 5. OTHER EVENTS.

            On September 27, 2002, the Company announced that the jury delivered a verdict against the Company and its Hill-Rom business unit in an antitrust lawsuit filed by Kinetic Concepts, Inc. (KCI). The Company disagrees with the verdict and intends to appeal. The jury awarded KCI $173.6 million in damages, subject to trebling if the jury award is upheld by the court, along with undetermined attorney’s fees. This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibit.

99.1	Press release dated September 27, 2002 issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC

DATE:	September 27, 2002	BY:	/s/ Scott K. Sorensen

Scott K. Sorensen Vice President and Chief Financial Officer

DATE:	September 27, 2002	BY:	/s/ Gregory N. Miller

Gregory N. Miller Vice President and Controller

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release dated September 27, 2002 issued by the Company.

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